Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
JUNE, 2001



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          4.2559%



        Excess Protection Level
          3 Month Average  7.34%
          June, 2001  6.95%
          May, 2001  7.80%
          April, 2001  7.28%


        Cash Yield                                  19.00%


        Investor Charge Offs                        5.67%


        Base Rate                                   6.37%


        Over 30 Day Delinquency                     4.78%


        Seller's Interest                           8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $ 57,876,901,808.74


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,631,211,247.25